Exhibit 10.18-9
Execution Version
Schedule II to this exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K.
OPORTUN CCW TRUST
SEVENTH AMENDMENT TO INDENTURE
This SEVENTH AMENDMENT TO INDENTURE, dated as of December 22, 2023 (this “Amendment”), is entered into among OPORTUN CCW TRUST, a special purpose Delaware statutory trust, as issuer (the “Issuer”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association with trust powers, as indenture trustee (in such capacity, the “Indenture Trustee”), as securities intermediary (in such capacity, the “Securities Intermediary”) and as depositary bank (in such capacity, the “Depositary Bank”).
RECITALS
WHEREAS, the Issuer, the Indenture Trustee, the Securities Intermediary and the Depositary Bank have previously entered into that certain Indenture, dated as of December 20, 2021 (as amended, modified or supplemented prior to the date hereof, the “Indenture”);
WHEREAS, in accordance with Section 13.2 of the Indenture, the Indenture Trustee and the Issuer desire to amend the Indenture as provided herein; and
WHEREAS, as evidenced by their signature hereto, the Required Noteholders have consented to the amendments provided for herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows:
ARTICLE I DEFINITIONS
SECTION 1.01.    Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Indenture.
ARTICLE II AMENDMENTS TO THE INDENTURE
SECTION 2.01.    Amendments. The Indenture is hereby amended to incorporate the changes reflected on the marked pages of the Indenture attached hereto as Schedule I, with a conformed copy of the amended Indenture attached hereto as Schedule II.
ARTICLE III REPRESENTATIONS AND WARRANTIES
SECTION 3.01.    Representations and Warranties. The Issuer hereby represents and warrants to the Indenture Trustee, the Securities Intermediary, the Depositary Bank and each of the other Secured Parties that:
(a)    Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by the Issuer in the Indenture and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof

(unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. This Amendment and the Indenture, as amended hereby, constitute the legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity.
(c)    No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Default has occurred and is continuing.
ARTICLE IV MISCELLANEOUS
SECTION 4.01.    Ratification of Indenture. As amended by this Amendment, the
Indenture is in all respects ratified and confirmed and the Indenture, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.
SECTION 4.02. Counterparts. This Amendment may be executed in any number of counterparts, and by different parties in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Each of the parties hereto agrees that the transaction consisting of this Amendment may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Amendment using an electronic signature, it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format.
SECTION 4.03. Recitals. The recitals contained in this Amendment shall be taken as the statements of the Issuer, and none of the Indenture Trustee, the Securities Intermediary or the Depositary Bank assumes any responsibility for their correctness. None of the Indenture Trustee, the Securities Intermediary or the Depositary Bank makes any representations as to the validity or sufficiency of this Amendment.
SECTION 4.04. Rights of the Indenture Trustee, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Indenture Trustee, the Securities Intermediary and the Depositary Bank under the Indenture shall apply hereunder as if fully set forth herein.
SECTION 4.05. GOVERNING LAW; JURISDICTION. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
SECTION 4.06. Effectiveness. This Amendment shall become effective as of the date hereof upon:
(a)    receipt by the Indenture Trustee of an Administrator Order directing it to execute and deliver this Amendment;

(b)    receipt by the Indenture Trustee of an Officer’s Certificate of the Issuer stating that the execution of this Amendment is authorized and permitted by the Indenture and all conditions precedent to the execution of this Amendment have been satisfied;
(c)    receipt by the Indenture Trustee of an Opinion of Counsel stating that the execution of this Amendment is authorized and permitted under the Indenture and all conditions precedent to the execution of this Amendment have been satisfied;
(d)    receipt by the Indenture Trustee of counterparts of this Amendment, duly executed by each of the parties hereto and consented to by the Required Noteholders; and
(e)    receipt by the Indenture Trustee of such other instruments, documents, agreements and opinions reasonably requested by the Indenture Trustee prior to the date hereof.
SECTION 4.07. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB , not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by the Owner Trustee but made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on the Owner Trustee, individually or personally, to perform any covenants, either expressed or implied, contained herein, all personal liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) the Owner Trustee has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Amendment and (v) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related document.

(Signature page follows)
IN WITNESS WHEREOF, the Issuer, the Indenture Trustee, the Securities Intermediary and the Depositary Bank have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.
OPORTUN CCW TRUST,
as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity, but solely as Owner Trustee of the Issuer

By: /s/ Devon C. A. Reverdito Name: Devon C. A. Reverdito Title: Vice President
WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Indenture Trustee

By: /s/ Drew H. Davis Name: Drew H. Davis Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Securities Intermediary

By: /s/ Drew H. Davis Name: Drew H. Davis Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Depositary Bank

By: /s/ Drew H. Davis Name: Drew H. Davis Title: Vice President
Consent to by the Required Noteholders:

WEBBANK,
as Holder of 100% of the outstanding Notes

/s/ Jason Lloyd
Name: Jason Lloyd Title: President & CEO
SCHEDULE I

Changed Pages to Indenture
CONFORMED COPY
As amended by First Amendment to Indenture, dated as of June 3, 2022
Master Amendment to Transaction Documents, dated as of June 21, 2022 Third Amendment to Indenture, dated as of September 14, 2022
Master Amendment to Transaction Documents, dated as of September 28, 2022 Master Amendment to Transaction Documents, dated as of March 8, 2023 Fifth Amendment to Indenture, dated as of July 27, 2023
Master Amendment to Transaction Documents, dated as of November 28, 2023 Seventh Amendment to Indenture, dated as of December 22, 2023

OPORTUN CCW TRUST,
as Issuer

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Indenture Trustee, as Securities Intermediary and as Depositary Bank

INDENTURE
Dated as of December 20, 2021

Variable Funding Asset Backed Notes
“Certificates” means the trust certificates issued by the Issuer pursuant to the Trust Agreement, representing the beneficial interest in the Issuer.
“Change in Control” means any of the following:
(a)    with respect to Oportun Financial Corporation:
(i)    any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the voting power of the then outstanding Capital Stock of Oportun Financial Corporation entitled to vote generally in the election of the directors of Oportun Financial Corporation; or
( ) Oportun Financial Corporation consolidates with or merges into another corporation (other than a Subsidiary of Oportun Financial Corporation) or conveys, transfers or leases all or substantially all of its property to any person (other than a Subsidiary of Oportun Financial Corporation), or any corporation (other than a Subsidiary of Oportun Financial Corporation) consolidates with or merges into Oportun Financial Corporation, in either event pursuant to a transaction in which the outstanding Capital Stock of Oportun Financial Corporation is reclassified or changed into or exchanged for cash, securities or other property;
(b)    the failure of Oportun Financial Corporation to, directly or indirectly through its Subsidiaries, own 100% of the equity interest of the Seller free and clear of any Lien (other than a Parent Term Loan Lien); or
(c)    the failure of the Seller to, directly or indirectly through its Subsidiaries, own 100% of the equity interest of the Depositor and the Issuer, in each case free and clear of any Lien (other than a Parent Term Loan Lien).
“Class A Additional Interest” has the meaning specified in Section 5.12(a). “Class A Deficiency Amount” has the meaning specified in Section 5.12(a).
“Class A Initial Principal Amount” means the aggregate initial principal amount of the Class A Notes on the Closing Date, which was $41,000,000.00.

“Class A Maximum Principal Amount” means $~~120,000,000~~100,000,000. “Class A Monthly Interest” has the meaning specified in Section 5.12(a).
“Class A Note Principal” means, on any date of determination and with respect to any Class A Note, the outstanding principal amount of such Class A Note.
“Class A Note Rate” means, with respect to any day, a variable rate per annum equal to the sum of (i) the Benchmark on such day (or if the ABR applies on such day pursuant to Section

10
(b)    the Three-Month Average Principal Payment Rate as of the last day of any Monthly Period shall be less than 10.0% (other than the Monthly ~~Period~~Periods ended November 30, 2023 or December 31, 2023);
(c)    the occurrence of a Servicer Default or an Event of Default;
(d)    either (x) a failure on the part of the Depositor duly to observe or perform any other covenants or agreements of the Depositor set forth in the Transfer Agreement or any other Transaction Document to which it is a party, or (y) a failure on the part of the Seller duly to observe or perform any other covenants or agreements of the Seller set forth in the Purchase Agreement or any other Transaction Document to which it is a party, which failure, in any such case, has a material adverse effect on the interests of the Noteholders (as reasonably determined by the Required Noteholders) and which continues unremedied for a period of thirty (30) days after the date on which the Depositor or Seller, as applicable, receives actual knowledge or written notice thereof;
(e)    either (x) any representation, warranty or certification made by the Depositor in the Transfer Agreement or any other Transaction Document to which it is a party or in any certificate delivered pursuant to the Transfer Agreement shall prove to have been inaccurate when made or deemed made or (y) any representation, warranty or certification made by the Seller in the Purchase Agreement or any other Transaction Document to which it is a party or in any certificate delivered pursuant to the Purchase Agreement shall prove to have been inaccurate when made or deemed made and, in any such case, such inaccuracy has a material adverse effect on the Noteholders (as reasonably determined by the Required Noteholders) and which continues unremedied for a period of thirty (30) days after the date on which the Depositor or Seller, as applicable, receives actual knowledge or written notice thereof;
(f)    the Seller, the Depositor, the Servicer or any of their respective Subsidiaries, individually or in the aggregate, shall fail to pay any principal of or premium or interest on any of its Indebtedness that is outstanding in a principal amount of at least $10,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement, mortgage, indenture or instrument relating to such Indebtedness (whether or not such failure shall have been waived under the related agreement); or
(g)    (x) the Parent shall fail to pay any principal of or premium or interest required on any Indebtedness under the Parent Term Loan when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the transaction documents with respect to the Parent Term Loan (whether or not such failure shall have been waived), (y) any other event shall occur or condition shall exist under the transaction documents with respect to the Parent Term Loan and shall continue after the applicable grace period, if any, specified in such transaction documents (whether or not such failure shall have been waived), if the effect of such event or condition is to give the applicable debtholders under the Parent Term Loan the right (whether acted upon or not) to accelerate the maturity of such Indebtedness under the Parent Term Loan, or (z) any such Indebtedness under

SCHEDULE II

Conformed Copy of Indenture

LEGAL_US_E # 175294675.4